UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2008

New Medium Enterprises, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-51880	11-3502174
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

195 The Vale, London, United Kingdom W3 7QS
(Address of Principal Executive Offices, including Zip Code)

011 44 20 8746 2018
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 3, 2008, Mahesh K. Jayanarayan resigned as a Director and as President and Chief Executive Officer of New Medium Enterprises, Inc. (the “Company”), effective as of that date.

Geoffrey Russell assumed the duties of President and Chief Executive Officer of the Company on an interim basis on February 3, 2008, following the resignation of Mr. Jayanarayan. Mr. Russell has served as the Chief Operating Officer since July 2007. From March 2006 until July 2007, Mr. Russell acted as a Director of Pentagon Glass Tech and Pentagon Glass Tech Franchising. From 2003 until March 2006, Mr. Russell served as Technical Director and Managing Director at Pentagon Protection Plc. From 1992 until 2003, Mr. Russell worked as a joint Managing Director at Pentagon Glass Tech.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Medium Enterprises, Inc.

	By:	/s/ Geoffrey Russell
Geoffrey Russell
Interim Chief Executive Officer

Date: February 12, 2008